BCB Bancorp, Inc., Announces Third Quarter Operating Results

BAYONNE, NJ -October 21, 2004 - BCB Bancorp, Inc., Bayonne, NJ (OTCBB: BCBP) announced unaudited net earnings for the quarter ended September 30, 2004 of $1.04 million compared to $596,000 for the quarter ended September 30, 2003. Basic and diluted earnings per share were $0.44 and $0.42 respectively for the three months ended September 30, 2004 as compared to $0.26 and $0.25 respectively for the three months ended September 30, 2003. The weighted average number of common shares outstanding for the three months ended September 30, 2004 for basic and diluted earnings per share calculation purposes was 2,394,000 and 2,455,000 respectively. The weighted average number of common shares outstanding for the three months ended September 30, 2003 for basic and diluted earnings per share calculation purposes was 2,297,000 and 2,365,000 respectively.

The Company further reported unaudited net earnings for the nine months ended September 30, 2004 of $2.5 million compared to $1.7 million for the nine months ended September 30, 2003. Basic and diluted earnings per share were $1.06 and $1.01 respectively for the nine months ended September 30, 2004 and $0.76 and $0.74 respectively for the nine months ended September 30, 2003. The weighted number of common shares outstanding for the nine months ended September 30, 2004 for basic and diluted earnings per share calculation purposes was 2,370,000 and 2,477,000 respectively. The weighted average number of common shares outstanding for the nine months ended September 30, 2003 for basic and diluted earnings per share calculation purposes was 2,297,000 and 2,366,000 respectively.

As of September 30, 2004 total assets increased by $82.5 million or 27.4% to $383.2 million from $300.7 million at December 31, 2003. Loans receivable increased by $45.9 million or 24.3% to $234.7 million at September 30, 2004 from $188.8 million at December 31, 2003. Securities held-to-maturity increased by $30.6 million or 33.9% to $120.9 million at September 30, 2004 from $90.3 million at December 31, 2003. Deposits increased by $74.6 million or 29.4% to $328.3 million at September 30, 2004 from $253.7 million at December 31, 2003. Total stockholders' equity increased to $24.7 million at September 30, 2004 from $21.2 million at December 31, 2003, reflecting the sale of $4.1 million in trust preferred securities and earnings.

Net income increased by $447,000 or 75.0% to $1.04 million for the three months ended September 30, 2004 from $596,000 for the three months ended September 30, 2003. The increase in net income was due to increases in net interest income and non-interest income and a decrease in the provision for loan losses partially offset by increases in non-interest expense and income taxes. Net interest income increased by $1.08 million or 43.3% to $3.56 million for the three months ended September 30, 2004 from $2.48 million for the three months ended September 30, 2003. This increase resulted primarily from an increase in average interest earning assets of $131.1 million or 56.5% to $363.2 million for the three months ended September 30, 2004 from $232.1 million for the three months ended September 30, 2003 funded primarily through the growth in average interest bearing liabilities of $125.2 million or 62.3% to $326.1 million for the three

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months ended September 30, 2004 from $200.9 for the three months ended September
30, 2003, partially offset by a decrease in the net interest margin to 3.92% for the three months ended September 30, 2004 from 4.28% for the three months ended September 30, 2003.

Net income increased by $772,000 or 44.3% to $2.5 million for the nine months ended September 30, 2004 from $1.7 million for the nine months ended September 30, 2003. The increase in net income is due to increases in net interest income and non-interest income and a decrease in the provision for loan losses, partially offset by increases in non-interest expense and income taxes. Net interest income increased by $3.1 million or 44.7% to $10.1 million for the nine months ended September 30, 2004 from $7.0 million for the nine months ended September 30, 2003. The increase resulted primarily from an increase in average net interest earning assets of $3.3 million or 10.3% to $35.2 million for the nine months ended September 30, 2004 from $31.9 million for the nine months ended September 30, 2003 partially offset by a decrease in the net interest margin to 3.97% for the nine months ended September 30, 2004 from 4.39% for the nine months ended September 30, 2003.

Donald Mindiak President & CEO commented, "The company has recorded its fifteenth consecutive profitable quarter with the most recent quarter's operating results culminating in the first quarter with more than $1.0 million in earnings in the Company's brief history. These results clearly demonstrate that management's execution of the corporate business plan, at the direction of the Board of Directors have proven successful. Balance sheet growth, through competitive product pricing and superior customer service, has led the way for the improving operational results. While the future interest rate and business cycle environment may prove challenging, management will remain diligent in its efforts to continue to produce respectable growth and returns to our shareholder base, by judiciously and conservatively evaluating opportunities to continue the advancement of shareholder value."

Bayonne Community Bank presently operates three offices located in Bayonne, New Jersey.

This discussion, and other written material, and statements management may make, may contain certain forward-looking statements regarding the Company's prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions.

Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in the Bank's Annual Report on Form 10-K and in other documents filed by the Bank with the FDIC or the Securities and Exchange Commission from time to time.

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Forward-looking statements,  which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identified by the use of the words "plan," "believe," "expect," "intend,"
"anticipate,"   "estimate,"   "project,"  "may,"  "will,"   "should,"   "could,"
"predicts," "forecasts," "potential," or "continue" or similar terms or the negative of these terms. The Company's ability to predict results or the actual effects of its plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.

Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in market interest rates, general economic conditions, legislation, and regulation; changes in monetary and fiscal policies of the United States Government, including policies of the United States Treasury and Federal Reserve Board; changes in the quality or composition of the loan or investment portfolios; changes in deposit flows, competition, and demand for financial services, loan, deposit, and investment products in the Company's local markets; changes in accounting principles and guidelines; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting the Company's operations, pricing and services.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this discussion. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

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PART I.  FINANCIAL INFORMATION
ITEM I.  FINANCIAL STATEMENT

                         BCB BANCORP INC. AND SUBSIDIARY
                Consolidated Statements of Financial Condition at
                    September 30, 2004 and December 31, 2003
                                   (Unaudited)
                      (in thousands except for share data )


                                                                           At                       At
                                                                       30-Sep-04                31-Dec-03
                                                                       ---------                ---------
ASSETS

Cash and amounts due from depository institutions                       $ 2,809                   $ 2,895
Interest-earning deposits                                                14,045                     8,891
                                                                        -------                   -------
   Total cash and cash equivalents                                       16,854                    11,786
                                                                        -------                   -------
Securities held to maturity                                             120,929                    90,313
Loans receivable, net                                                   234,668                   188,786
Premises and equipment                                                    5,740                     5,704
Federal Home Loan Bank of New York stock                                  1,250                     1,250
Interest receivable, net                                                  2,350                     1,856
Deferred income taxes                                                       753                       697
Other assets                                                                607                       284
                                                                        -------                   -------
    Total assets                                                        383,151                 $ 300,676
                                                                        =======                   =======
LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Deposits                                                                328,334                 $ 253,650
Borrowed Money                                                           25,000                    25,000
Trust Preferred Borrowing                                                 4,124                         -
Other Liabilities                                                           947                       859
                                                                        -------                   -------
    Total Liabilities                                                   358,405                   279,509
                                                                        -------                   -------
STOCKHOLDERS' EQUITY
Common Stock, $0.10 stated value: 10,000,000 shares
   authorized, 2,394,319 and 2,296,984 shares issued
   and outstanding                                                          239                       230
Additional paid-in capital                                               27,541                    26,484
Accumulated deficit                                                      (3,034)                   (5,547)
                                                                        -------                   -------
    Total stockholders' equity                                           24,746                    21,167
                                                                        -------                   -------
     Total liabilities and stockholders' equity                       $ 383,151                 $ 300,676
                                                                        =======                   =======

See accompanying notes to consolidated financial statements.

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                         BCB BANCORP INC. AND SUBSIDIARY
                        Consolidated Statements of Income
                       For the three and nine months ended
                    September 30, 2004 and September 30, 2003
                                   (Unaudited)
                    ( in thousands except for per share data)

                                                                Three Months Ended            Nine Months Ended
                                                                     Sept. 30,                    Sept. 30,
                                                              ---------------------        ---------------------
                                                                2004       2003               2004      2003
                                                              ---------------------        ---------------------
Interest income:
  Loans                                                         $ 3,824    $ 2,796             10,706     7,690
  Securities                                                      1,520        772              4,228     2,243
  Other interest-earning assets                                      51         18                121        74
                                                                -------    -------            -------    -------
     Total interest income                                        5,395      3,586             15,055    10,007
                                                                -------    -------            -------    -------
Interest expense:
  Deposits:
     Demand                                                          95         69                246       178
     Savings and club                                             1,023        819              2,905     2,354
     Certificates of deposit                                        582        214              1,512       518
                                                                -------    -------            -------    -------
                                                                  1,700      1,102              4,663     3,050
                                                                -------    -------            -------    -------
     Borrowed money                                                 136          -                327         -
                                                                -------    -------            -------    -------
       Total interest expense                                     1,836      1,102              4,990     3,050
                                                                -------    -------            -------    -------
Net interest income                                               3,559      2,484             10,065     6,957
Provision for loan losses                                            90        210                440       660
                                                                -------    -------            -------    -------
Net interest income, after provision for loan losses              3,469      2,274              9,625     6,297
                                                                -------    -------            -------    -------
Non-interest income:
   Fees and service charges                                         137         90                407       257
   Gain on sales of loans originated for sale                        46         39                109        39
   Gain (loss) on sales of loans                                      -                           (56)
   Other                                                              6          4                 17        13
                                                                -------    -------            -------    -------
      Total non-interest income                                     189        133                477       309
                                                                -------    -------            -------    -------
Non-interest expense:
   Salaries and employee benefits                                 1,039        755              3,038     1,933
   Occupancy expense of premises                                    175        101                498       277
   Equipment                                                        365        237              1,076       662
   Advertising                                                       48         41                100       103
   Other                                                            296        281              1,202       737
                                                                -------    -------            -------    -------
      Total non-interest expense                                  1,923      1,415              5,914     3,712
                                                                -------    -------            -------    -------
Income before income tax provision                                1,735        992              4,188     2,894
Income tax provision                                                692        396              1,675     1,153
                                                                -------    -------            -------    -------
Net Income                                                      $ 1,043      $ 596            $ 2,513   $ 1,741
                                                                =======    =======            =======    =======
Net Income per common share-basic and diluted
          basic                                                  $ 0.44     $ 0.26             $ 1.06    $ 0.76
                                                                =======    =======            =======    =======
          diluted                                                $ 0.42     $ 0.25             $ 1.01    $ 0.74
                                                                =======    =======            =======    =======
Weighted average number of common shares outstanding-
          basic                                                   2,394      2,297              2,370     2,297
                                                                =======    =======            =======    =======
          diluted                                                 2,455      2,365              2,477     2,366
                                                                =======    =======            =======    =======

See accompanying notes to consolidated financial statements.